Bargain Purchase Gain (Tables)	12 Months Ended
Dec. 31, 2012
Fair Value of Assets and Liabilitie Acquired

ASC 805 requires that a gain be recorded when the fair value of the net assets acquired is greater than the fair value of the consideration transferred. Because the fair value of TAP Funding’s net assets exceeded the purchase consideration, a bargain purchase gain was recorded in 2012 as follows:

Containers, net	$161,038
Net investment in direct financing and sales-type leases	4,120
Revolving credit facility	(108,471)
Other net assets	3,607

Net assets	$60,294

Net assets acquired by TL (1)	$33,825
Cash consideration	(20,532)
Reduced management fees	(3,852)

Bargain purchase gain	$9,441